Exhibit 99.1

Harrow Announces Third Quarter 2023 Financial Results

Third Quarter 2023 and Recent Selected Highlights:

●	Record revenues of $34.3 million, an increase of 50% over $22.8 million in the prior-year quarter and an increase of 2% over $33.5 million in the sequential quarter.
●	GAAP net loss of $(4.4 million).
●	Adjusted EBITDA of $9.2 million, an increase of 270% over $2.5 million in the prior-year quarter.
●	GAAP gross margin was flat at 71%, year-over-year.
●	Core gross margin improved to 78% over the prior year’s 72%.
●	Cash and cash equivalents of $65.6 million as of September 30, 2023.
●	Harrow Completes Transfer of NDAs and Launches FLAREX®, NATACYN®, TOBRADEX® ST, VERKAZIA®, and ZERVIATE® in the U.S.

NASHVILLE, Tenn., November 13, 2023 – Harrow (Nasdaq: HROW), a leading U.S. eyecare pharmaceutical company, announced results for the third quarter and nine months ended September 30, 2023. The Company also posted its third quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period as well as the future expectations for the business.

Commenting on Harrow’s third quarter results, Mark L. Baum, CEO of Harrow, said, “During the third quarter, we produced record revenues, a 50% increase over prior-year revenues. However, operationally, the third quarter was a mixed bag, with some areas performing exceptionally well, like our launch of IHEEZO, and some areas underperforming, such as our Fab Five products and our compounding business.

“The 50% year-over-year increase in revenues was primarily a result of increases in branded pharmaceutical products (BPPS), buoyed by performance from IHEEZO® that exceeded our internal expectations. Strategic amendments to the IHEEZO launch led to a substantial ramp in unit demand in September, a trend that continued into the fourth quarter. We are hearing from eyecare professionals that they are very happy with IHEEZO’s clinical benefits, and we are seeing sizable orders and re-orders from high-volume users as well as many new accounts. While it’s still early in the launch and we have a lot of additional work to do, we are bullish about what we see for IHEEZO in 2024 and beyond.

“During the third quarter, we strategically focused our commercial team’s efforts on IHEEZO, delaying implementation of marketing and sales detailing efforts for four of the “Fab Five” products we had acquired earlier in the year and for which the New Drug Applications (NDAs) had recently transferred. We have now implemented those strategies and initial prescription data is encouraging. We estimate that we are approximately three months behind our revenue forecasts for these products.

“Our compounding business underperformed during the period as we made investments in compliance and operations. We are confident that the solutions already implemented or planned for our compounding business will prove effective and restore the business to its historical growth trajectory during the first quarter of 2024.

“Because we are a few months behind our internal targets – for the aggregate business – we are adjusting our previously issued 2023 financial guidance to revenues of $129 million to $136 million and Adjusted EBITDA of $36 million to $41 million. In addition, we are outlining our expectations for 2024, which include revenues of more than $180 million, excluding contributions from TRIESENCE. In summary, 2023, to date, has been a transformational year – and we believe that, because of the strategic actions that we have taken in 2023, we are positioned well for another record-breaking year in 2024.”

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Harrow Announces Third Quarter 2023 Financial Results Page 2 November 13, 2023

Third quarter 2023 figures of merit:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Net revenues	$34,265,000	$22,823,000	$93,838,000	$68,266,000
Gross margin	71%	71%	70%	72%
Core gross margin(1)	78%	72%	77%	73%
Net loss	(4,391,000)	(6,464,000)	(15,263,000)	(15,141,000)
Core net loss(1)	(2,960,000)	(1,531,000)	(4,519,000)	(564,000)
Adjusted EBITDA(1)	9,209,000	2,483,000	25,556,000	11,928,000
Basic and diluted net loss per share	(0.13)	(0.24)	(0.48)	(0.55)
Core diluted net loss per share(1)	(0.09)	(0.06)	(0.14)	(0.02)

(1)	Core gross margin, core net loss, core diluted net loss per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables in the financial tables section.

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast today at 4:45 p.m. Eastern Time to discuss the third quarter 2023 results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Monday, November 13, 2023
Time:	4:45 p.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 7225453): (telephonic replay through November 20, 2023)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through November 13, 2024)	harrow.com

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic pharmaceutical products for the U.S. market. Harrow helps U.S. eyecare professionals preserve the gift of sight by making its comprehensive portfolio of prescription and non-prescription pharmaceutical products accessible and affordable to millions of Americans each year. For more information about Harrow, please visit harrow.com.

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Harrow Announces Third Quarter 2023 Financial Results Page 3 November 13, 2023

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Third Quarter 2023 Financial Results Page 4 November 13, 2023

HARROW, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2023	2022
	(unaudited)
ASSETS
Cash and cash equivalents	$65,610,000	$96,270,000
All other current assets	44,668,000	21,990,000
Total current assets	110,278,000	118,260,000
All other assets	175,787,000	39,118,000
TOTAL ASSETS	$286,065,000	$157,378,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$19,029,000	$18,632,000
Loans payable, net of unamortized debt discount	182,186,000	104,174,000
All other liabilities	9,448,000	7,332,000
TOTAL LIABILITIES	210,663,000	130,138,000
TOTAL STOCKHOLDERS’ EQUITY	75,402,000	27,240,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$286,065,000	$157,378,000

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net revenues	$34,265,000	$22,823,000	$93,838,000	$68,266,000
Cost of sales	10,067,000	6,721,000	28,338,000	19,218,000
Gross profit	24,198,000	16,102,000	65,500,000	49,048,000
Selling, general and administrative	21,033,000	15,421,000	56,878,000	43,004,000
Research and development	1,421,000	775,000	3,316,000	2,347,000
Total operating expenses	22,454,000	16,196,000	60,194,000	45,351,000
Income (loss) from operations	1,744,000	(94,000)	5,306,000	3,697,000
Total other expense, net	4,596,000	6,335,000	19,333,000	18,763,000
Income tax expense	1,539,000	35,000	1,236,000	75,000
Net loss attributable to Harrow, Inc.	$(4,391,000)	$(6,464,000)	$(15,263,000)	$(15,141,000)
Net loss per share of common stock, basic and diluted	$(0.13)	$(0.24)	$(0.48)	$(0.55)

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended
	September 30,
	2023	2022
Net cash (used in) provided by:
Operating activities	$(4,856,000)	$5,417,000
Investing activities	(152,350,000)	(1,738,000)
Financing activities	126,546,000	(887,000)
Net change in cash and cash equivalents	(30,660,000)	2,792,000
Cash and cash equivalents at beginning of the period	96,270,000	42,167,000
Cash and cash equivalents at end of the period	$65,610,000	$44,959,000

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Harrow Announces Third Quarter 2023 Financial Results Page 5 November 13, 2023

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net loss, excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net loss. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net loss, for the three and nine months ended September 30, 2023, and for the same periods in 2022:

HARROW, INC.

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
GAAP net loss	$(4,391,000)	$(6,464,000)	$(15,263,000)	$(15,141,000)
Stock-based compensation and expenses	4,476,000	1,932,000	11,521,000	5,941,000
Interest expense, net	5,749,000	1,800,000	16,200,000	5,386,000
Income tax expense	1,539,000	35,000	1,236,000	75,000
Depreciation	405,000	247,000	1,095,000	1,090,000
Amortization of intangible assets	2,584,000	398,000	7,634,000	1,200,000
Investment (income) loss, net	(1,348,000)	4,535,000	(2,676,000)	13,377,000
Other expense, net	195,000	-	5,809,000 (1)	-
Adjusted EBITDA	$9,209,000	$2,483,000	$25,556,000	$11,928,000

(1)	Includes $5,465,000 for the loss on extinguishment of debt.

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Harrow Announces Third Quarter 2023 Financial Results Page 6 November 13, 2023

Core Results

Harrow Core Results, including core gross margin, core net (loss) income, core operating income, core basic and diluted loss per share, and core operating margin, exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three and nine months ended September 30, 2023, and for the same periods in 2022:

For the Three Months Ended September 30, 2023
		Amortization
		of Certain
	GAAP	Intangible	Investment	Other	Results
	Results	Assets	Gains	Items	Core
Gross profit	$24,198,000	$2,480,000	$-	$-	$26,678,000
Gross margin	71%				78%
Operating income	1,744,000	2,584,000	-	-	4,328,000
(Loss) income before taxes	(2,852,000)	2,584,000	(1,348,000)	195,000	(1,421,000)
Tax expense	(1,539,000)	-	-	-	(1,539,000)
Net (loss) income	(4,391,000)	2,584,000	(1,348,000)	195,000	(2,960,000)
Basic and diluted loss per share ($)(1)	(0.13)				(0.09)
Weighted average number of shares of common stock outstanding, basic and diluted	34,255,197				34,255,197

For the Nine Months Ended September 30, 2023
		Amortization
		of Certain
	GAAP	Intangible	Investment	Other	Core
	Results	Assets	Gains	Items	Results
Gross profit	$65,500,000	$7,174,000	$-	$-	$72,674,000
Gross margin	70%				77%
Operating income	5,306,000	7,634,000	-	-	12,940,000
(Loss) income before taxes	(14,027,000)	7,634,000	(2,676,000)	5,786,000	(3,283,000)
Tax expense	(1,236,000)	-	-	-	(1,236,000)
Net (loss) income	(15,263,000)	7,634,000	(2,676,000)	5,786,000	(4,519,000)
Basic and diluted loss per share ($)(1)	(0.48)				(0.14)
Weighted average number of shares of common stock outstanding, basic and diluted	31,689,947				31,689,947

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Harrow Announces Third Quarter 2023 Financial Results Page 7 November 13, 2023

For the Three Months Ended September 30, 2022
		Amortization
		of Certain
	GAAP	Intangible	Investment	Core
	Results	Assets	Losses	Results
Gross profit	$16,102,000	$341,000	$-	$16,443,000
Gross margin	71%			72%
Operating (loss) income	(94,000)	398,000	-	304,000
(Loss) income before taxes	(6,429,000)	398,000	4,535,000	(1,496,000)
Tax expense	(35,000)	-	-	(35,000)
Net (loss) income	(6,464,000)	398,000	4,535,000	(1,531,000)
Basic and diluted loss per share ($)(1)	(0.24)			(0.06)
Weighted average number of shares of common stock outstanding, basic and diluted	27,349,642			27,349,642

For the Nine Months Ended September 30, 2022
		Amortization
		of Certain
	GAAP	Intangible	Investment	Core
	Results	Assets	Losses	Results
Gross profit	$49,048,000	$1,023,000	$-	$50,071,000
Gross margin	72%			73%
Operating income	3,697,000	1,200,000	-	4,897,000
(Loss) Income before taxes	(15,066,000)	1,200,000	13,377,000	(489,000)
Tax expense	(75,000)	-	-	(75,000)
Net (loss) income	(15,141,000)	1,200,000	13,377,000	(564,000)
Basic and diluted loss per share ($)(1)	(0.55)			(0.02)
Weighted average number of shares of common stock outstanding, basic and diluted	27,293,756			27,293,756

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity-based awards as described in Note 2 and elsewhere in the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

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